Exhibit 23.1
                                                                    ------------
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 3, 2001 included in this Form 10-K, into Herley Industries, Inc.'s previously filed Registration Statements File Nos. 333-72427, 333-17369, 333-19739, 333-46777, 333-35485, 333-95327, 333-95975 and
333-71476.



                                                 /s/ ARTHUR ANDERSEN LLP


Lancaster, PA
October 22, 2001



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